FORM OF

VOYA VARIABLE PORTFOLIOS, INC.

ARTICLES SUPPLEMENTARY

VOYA VARIABLE PORTFOLIOS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The total number of shares of Capital Stock that the Corporation currently has authority to issue is 16,900,000,000, par value $.001 per share (the "Capital Stock"), having an aggregate par value of $16,900,000.

SECOND: At its September 29, 2022 meeting and pursuant to the authority expressly vested in it by Article SECOND, Section Eight of the Corporation's Articles of Amendment and Restatement (the "Charter"), the Board of Directors of the Corporation adopted resolutions classifying and designating 600,000,000 authorized and unissued shares of undesignated Capital Stock of the Corporation as shares of four new portfolio series (as defined below) (but not increasing the aggregate number of authorized shares or the aggregate par value):

Name of Series	Name of	Number of
	Class of Series	Shares Allocated

Voya VACS Index Series EM Portfolio	Undesignated	200,000,000

Voya VACS Index Series I Portfolio	Undesignated	200,000,000

Voya VACS Index Series MC Portfolio	Undesignated	100,000,000

Voya VACS Index Series SC Portfolio	Undesignated	100,000,000

THIRD: The shares designated and classified in Article SECOND of these Articles Supplementary, shall have the preferences, rights, powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in Article SECOND, Section Six of, and elsewhere in, and shall be subject to all provisions of, the Charter.

FOURTH: Immediately prior to the effectiveness of the amendment to the Charter as set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation had authority to issue was as follows:

Name of Series	Name of	Number of
	Class of Series	Shares Allocated

	Class I	100,000,000

Voya Emerging Markets Index Portfolio	Class P2	100,000,000

	Class S	100,000,000

Voya Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000

	Class I	200,000,000

Voya FTSE 100 Index Portfolio	Adviser Class	100,000,000

	Adviser Class	100,000,000

	Class I	100,000,000
Voya Global High Dividend Low
	Class S	300,000,000
Volatility Portfolio

	Class S2	100,000,000

	Class T	100,000,000

	Adviser Class	100,000,000

	Class I	200,000,000
Voya Index Plus LargeCap Portfolio
	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000

Voya Index Plus MidCap Portfolio	Class I	100,000,000

	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000

	Class I	100,000,000
Voya Index Plus SmallCap Portfolio
	Class S	100,000,000

	Class S2	100,000,000

	2

Name of Series	Name of	Number of
	Class of Series	Shares Allocated

	Adviser Class	250,000,000

	Class I	200,000,000

Voya International Index Portfolio	Class P2	300,000,000

	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000

Voya Russell Global Large Cap Index	Class I	100,000,000

75% Portfolio	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000
Voya Russell Large Cap Growth Index
	Class I	100,000,000
Portfolio

	Class S	100,000,000

	Adviser Class	100,000,000

	Class I	400,000,000
Voya Russell Large Cap Index Portfolio
	Class S	200,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000
Voya Russell Large Cap Value Index
	Class I	100,000,000
Portfolio

	Class S	200,000,000

Name of Series	Name of	Number of
	Class of Series	Shares Allocated

	Class I	100,000,000
Voya Russell Mid Cap Growth Index
	Class S	100,000,000
Portfolio

	Class S2	100,000,000

	Adviser Class	100,000,000

	Class I	300,000,000

Voya Russell Mid Cap Index Portfolio	Class P2	100,000,000

	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000

	Class I	100,000,000

Voya Russell Small Cap Index Portfolio	Class P2	100,000,000

	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000

Voya Small Company Portfolio	Class I	100,000,000

	Class R6	100,000,000

	Class S	100,000,000

	Adviser Class	100,000,000

	Class I	700,000,000
Voya U.S. Bond Index Portfolio
	Class P2	300,000,000

	Class S	100,000,000

	Class S2	100,000,000

for a total of 8,750,000,000 shares designated and classified into separate classes of Capital Stock, with 8,150,000,000 shares remaining undesignated and unclassified.

FIFTH: Immediately following the effectiveness of the amendment to the Charter set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation has authority to issue is as follows:

Name of Series	Name of	Number of
	Class of Series	Shares Allocated

	Class I	100,000,000

Voya Emerging Markets Index Portfolio	Class P2	100,000,000

	Class S	100,000,000

Voya Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000

	Class I	200,000,000

Voya FTSE 100 Index Portfolio	Adviser Class	100,000,000

	Adviser Class	100,000,000

	Class I	100,000,000
Voya Global High Dividend Low
	Class S	300,000,000
Volatility Portfolio

	Class S2	100,000,000

	Class T	100,000,000

	Adviser Class	100,000,000

	Class I	200,000,000
Voya Index Plus LargeCap Portfolio
	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000

Voya Index Plus MidCap Portfolio	Class I	100,000,000

	Class S	100,000,000

Name of Series	Name of	Number of
	Class of Series	Shares Allocated

	Class S2	100,000,000

	Adviser Class	100,000,000

Voya Index Plus SmallCap Portfolio	Class I	100,000,000

	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	250,000,000

	Class I	200,000,000

Voya International Index Portfolio	Class P2	300,000,000

	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000

Voya Russell Global Large Cap Index	Class I	100,000,000

75% Portfolio	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000
Voya Russell Large Cap Growth Index
	Class I	100,000,000
Portfolio

	Class S	100,000,000

	Adviser Class	100,000,000

	Class I	400,000,000
Voya Russell Large Cap Index Portfolio
	Class S	200,000,000

	Class S2	100,000,000

Voya Russell Large Cap Value Index	Adviser Class	100,000,000

Portfolio	Class I	100,000,000

	6

Name of Series	Name of	Number of
	Class of Series	Shares Allocated

	Class S	200,000,000

	Class I	100,000,000
Voya Russell Mid Cap Growth Index
	Class S	100,000,000
Portfolio

	Class S2	100,000,000

	Adviser Class	100,000,000

	Class I	300,000,000

Voya Russell Mid Cap Index Portfolio	Class P2	100,000,000

	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000

	Class I	100,000,000

Voya Russell Small Cap Index Portfolio	Class P2	100,000,000

	Class S	100,000,000

	Class S2	100,000,000

	Adviser Class	100,000,000

Voya Small Company Portfolio	Class I	100,000,000

	Class R6	100,000,000

	Class S	100,000,000

	Adviser Class	100,000,000

	Class I	700,000,000
Voya U.S. Bond Index Portfolio
	Class P2	300,000,000

	Class S	100,000,000

	Class S2	100,000,000

	7

Name of Series	Name of	Number of
	Class of Series	Shares Allocated

Voya VACS Index Series EM Portfolio	Undesignated	200,000,000

Voya VACS Index Series I Portfolio	Undesignated	200,000,000

Voya VACS Index Series MC Portfolio	Undesignated	100,000,000

Voya VACS Index Series SC Portfolio	Undesignated	100,000,000

for a total of 9,350,000,000 shares designated and classified into separate classes of Capital Stock, with 7,550,000,000 shares remaining undesignated and unclassified.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	Voya Variable Portfolios, Inc.
_______________________	__________________________
Name: Joanne F. Osberg	Name: Todd Modic
Title: Vice President and Secretary	Title: Senior Vice President
Dated: October ____, 2022
Return Address:
Voya Variable Portfolios, Inc.
7337 E Doubletree Ranch Road
Suite 100
Scottsdale, AZ 85258